UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):       September 6, 2007

                            IntegraMed America, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      0-20260                 6-1150326
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   (State of Incorporation)       (Commission File Number)   (I.R.S. Employer
                                                             Identification No.)


                   Two Manhattanville Road, Purchase, NY 10577
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (914) 253-8000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement.

         On August 30, 2007, IntegraMed America, Inc. (the "Company") entered into a business service agreement ("Business Service Agreement") with Center for Reproductive Medicine, P.A. (the "Center") located in Orlando, Florida. Under the 25-year agreement, the Company will provide its full range of business, marketing and facility services to the Center. Also, in connection with the Business Service Agreement, the Company purchased the assets of the Center and has committed additional resources to support further growth and development of the Center. Based on the terms of the transaction, the Company will be paid service fees comprised of reimbursed costs of services, a percentage of revenues, plus an additional service fee equal to a fixed percentage of the Center's earnings. The transaction became effective September 1, 2007.

         The foregoing description of the Business Service Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Service Agreement, a copy of which is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

         A copy of the press release announcing the Business Service Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

         (d)   Exhibits

               Exhibit No.    Description of Exhibit
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               10.1           Business Service Agreement dated August 30, 2007

               99.1           Registrant's Press Release dated September 4, 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTEGRAMED AMERICA, INC.
                                  (Registrant)
Date: September 6, 2007

                                    /s/:  Claude E. White
                                          -----------------------------------
                                   Name:  Claude E. White
                                  Title:  Vice President, General Counsel and
                                          Secretary